UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

SIGNAL BAY, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-12350	47-1890509
(Commission File No.)	(IRS Employer Identification No.)

62930 O.B. Riley Rd #300 Bend, OR	97703
(Address of principal executive offices)	(zip code.)

541-633-4568

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

The company has entered in to an employment agreement with Catherine Emond to become the General Manager of EVIO California, Inc. Catherine Emond was previously co-founder and Managing Member of Green Style Consulting, LLC.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 26, 2016, the Company entered in to an Asset Purchase Agreement with Green Style Consulting, LLC. Effective, November 1, 2016, the company will own all assets of Green Style Consulting, LLC d/b/a Green Style Analytics, including 1,300 client names, analytical testing equipment, brands/websites, and the vanity toll-free number 844-420-TEST for 210,000 shares of Series “D” preferred stock and a $70,000 promissory note.

Item 8.01 Other Events.

On October 26, 2016, the Company formed EVIO California, Inc. to be the legal entity for all California Operations of EVIO Labs in the State of California.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNAL BAY, INC.

Dated: October 31, 2016	By	/s/ William Waldrop
	Name:	William Waldrop
	Title	CEO

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